UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: July 21, 2025
(Date of earliest event reported)

Columbia Banking System, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington	000-20288	91-1422237
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 A Street
Tacoma, Washington 98402-4200
(address of Principal Executive Offices)(Zip Code)

(253) 305-1900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock, No Par Value	COLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ☐ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ☐ ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 21, 2025, Columbia Banking System, Inc. (“Columbia”) held a virtual special meeting of shareholders (the “Special Meeting”) in connection with the Agreement and Plan of Merger, dated as of April 23, 2025 (the “Merger Agreement”), among Columbia, Pacific Premier Bancorp, Inc. (“Pacific Premier”) and Balboa Merger Sub, Inc., a direct, wholly owned subsidiary of Columbia (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will merge with and into Pacific Premier, with Pacific Premier surviving the merger (the “Merger”), and immediately following the Merger, Pacific Premier will merge with and into Columbia, with Columbia continuing as the surviving entity (the “Second Step Merger”, and together with the Merger, the “Mergers”). At the Special Meeting, Columbia’s shareholders considered a proposal to approve the issuance of Columbia’s common stock in connection with the Merger as merger consideration to holders of Pacific Premier common stock pursuant to the Merger Agreement, which is described more fully in the joint proxy statement/prospectus of Columbia and Pacific Premier, dated June 16, 2025, as supplemented by certain Columbia filings with the Securities and Exchange Commission prior to the date of the Special Meeting. A total of 183,919,445 shares of Columbia’s common stock were represented in person or by proxy at the Special Meeting, which represented approximately 87.49% of Columbia’s total outstanding shares of common stock entitled to vote at the Special Meeting.

The vote results on the matters presented at the Special Meeting are set forth below.

Item 1 – Columbia Share Issuance Proposal. A proposal to approve the issuance of Columbia common stock in connection with the Merger as merger consideration to holders of Pacific Premier common stock pursuant to the Merger Agreement was approved upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
183,261,639	291,911	365,895	—

No adjournment of the Special Meeting was determined to be necessary or appropriate and, accordingly, the Special Meeting was not adjourned and proceeded to conclusion without consideration of a proposal to adjourn the Special Meeting.

Item 7.01	Regulation FD Disclosure.

Also on July 21, 2025, Columbia and Pacific Premier issued a joint press release announcing the results of the Special Meeting and the virtual special meeting of Pacific Premier’s stockholders held on July 21, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(a) Exhibits.

Exhibit No.	Description
99.1	Joint Press Release of Columbia Banking System, Inc. and Pacific Premier Bancorp, Inc., dated July 21, 2025.
104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed business combination transaction between Columbia and Pacific Premier (the “Transaction”), the plans, objectives, expectations and intentions of Columbia and Pacific Premier, the expected timing of completion of the Transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “believe,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Although there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: changes in general economic, political, or industry conditions, and in conditions impacting the banking industry specifically; uncertainty in U.S. fiscal, monetary and trade policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, continued or renewed inflation, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the western United States; volatility and disruptions in global capital and credit markets; the impact of bank failures or adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; changes in interest rates that could significantly reduce net interest income and negatively affect asset yields and valuations and funding sources, including impacts on prepayment speeds; competitive pressures among financial institutions and nontraditional providers of financial services, including on product pricing and services; concentrations within Columbia’s or Pacific Premier’s loan portfolio (including commercial real estate loans), large loans to certain borrowers, and large deposits from certain clients; the success, impact, and timing of Columbia’s and Pacific Premier’s respective business strategies, including market acceptance of any new products or services and Columbia’s and Pacific Premier’s ability to successfully implement efficiency and operational excellence initiatives; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which Columbia and Pacific Premier are parties; the outcome of any legal proceedings that may be instituted against Columbia or Pacific Premier; delays in completing the Transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the failure to satisfy any of the conditions to the closing of the Transaction on a timely basis or at all; changes in Columbia’s or Pacific Premier’s share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Columbia and Pacific Premier do business; certain restrictions during the pendency of the proposed Transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; the ability to complete the Transaction and integration of Columbia and Pacific Premier promptly and successfully; the dilution caused by Columbia’s issuance of additional shares of its capital stock in connection with the Transaction; and other factors that may affect the future results of Columbia and Pacific Premier. Additional factors that could cause results to differ materially from those described above can be found in Columbia’s Annual Report on Form 10-K for the year ended December 31, 2024 (available here) and Columbia’s Quarterly Report on Form 10-Q for the three months ended March 31, 2025 (available here), both of which are on file with the Securities and Exchange Commission (the “SEC”) and available on Columbia’s investor relations website, www.columbiabankingsystem.com, under the heading “SEC Filings,” and in other documents Columbia files with the SEC, and in Pacific Premier’s Annual Report on Form 10-K for the year ended December 31, 2024 (available here) and Pacific Premier’s Quarterly Report on Form 10-Q for the three months ended March 31, 2025 (available here), both of which are on file with the SEC and available on Pacific Premier’s website, www.investors.ppbi.com, under the heading “SEC Filings” and in other documents Pacific Premier files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Columbia nor Pacific Premier assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC. (Registrant)
Dated: July 21, 2025	By:/s/ Ronald L. Farnsworth Ronald L. Farnsworth Executive Vice President and Chief Financial Officer